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                                                                    EXHIBIT 99.2

ELECTION FORM

PACIFIC CONTINENTAL CORPORATION (PACIFIC CONTINENTAL)

NWB FINANCIAL CORPORATION ("NWB FINANCIAL")

RETURN THIS FORM IN THE ENCLOSED ENVELOPE TO THE EXCHANGE AGENT: REGISTRAR AND TRANSFER COMPANY, ATTN: REORG/EXCHANGE DEPT., AS INDICATED BELOW:

BY MAIL OR OVERNIGHT DELIVERY: P. O. BOX 645, CRANFORD, NJ 07016-0645

BY HAND: 10 COMMERCE DRIVE, CRANFORD, NJ 07016

DO NOT MAIL THIS ELECTION FORM TO PACIFIC CONTINENTAL OR NWB FINANCIAL.

DIRECT ANY QUESTIONS TO THE EXCHANGE AGENT AT 800-368-5948.

1.    ABOUT YOU AND YOUR SHARES -- Indicate Address Change as Necessary Below

                   [Attach Mailing Label Here]


Number of Shares                     Certificate Number

______________________               ______________________

______________________               ______________________

______________________               ______________________

______________________               ______________________


TOTAL NUMBER OF CERTIFICATED SHARES ENCLOSED:  ____________



2.    ELECTION - Please select one of the following options:

[ ] 1. Exchange all of my NWB FINANCIAL shares for Pacific Continental shares
       (the "ALL STOCK ELECTION").

[ ] 2. Exchange all of my NWB FINANCIAL shares for cash (the "ALL CASH
       ELECTION").

       [ ] 3. Exchange all of my NWB FINANCIAL shares for ________% shares and _______ % cash, or such combination based on the percentages of cash and stock to be paid by Pacific Continental in the merger (the "MIXED ELECTION").

IMPORTANT: IF YOU DO NOT SELECT AN OPTION, IT WILL BE ASSUMED THAT AS TO THESE SHARES YOU HAVE NO PREFERENCE AND THE SHARES SHALL BE DESIGNATED NO ELECTION SHARES. IN ADDITION, YOUR ELECTION IS SUBJECT TO CERTAIN LIMITS AND ALLOCATION PROCEDURES SET FORTH IN THE PLAN AND AGREEMENT OF MERGER.

3. REQUIRED SIGNATURES -- All shareholders must sign below. The shareholder whose Social Security Number or Employer Identification Number appears to the right must sign the W-9 Certification.

                       Social Security Number or Employer
                              Identification Number
                                  [XXX-XX-XXXX]


X________________________________________________
Signature of Shareholder                     Date



X________________________________________________
Signature of Shareholder (if joint account)  Date


(________)  ________-________________
Daytime Phone Number, including Area Code


W-9 CERTIFICATION -- I certify under penalties of perjury that the number shown above is my correct Taxpayer Identification Number (TIN), that I have entered the correct TIN or that I am waiting for a TIN to be issued to me and I am not subject to withholding. If I fail to furnish my correct TIN, I may be subject to a penalty by the IRS. Also, such a failure would result in backup withholding of 30% of any payment made to me.


X________________________________________________            _____________
SIGNATURE OF SHAREHOLDER WHOSE SOCIAL SECURITY NUMBER        DATE
OR EMPLOYER IDENTIFICATION NUMBER IS SHOWN ABOVE.

4. LOST, MISSING OR DESTROYED CERTIFICATE(S)
To replace any lost, missing or destroyed certificates, please contact [_________] at NWB FINANCIAL, the transfer agent for NWB FINANCIAL common stock, immediately at _____________. Replacement of any lost, missing or destroyed certificates may require you to provide a bond, indemnity, or other reasonable assurances required by the EXCHANGE AGENT or Pacific Continental.
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5.    SPECIAL TRANSFER OR PAYMENT INSTRUCTIONS
The Pacific Continental shares or check that you receive in the exchange will be issued in the name(s) printed in Section 1 unless you indicate a different name(s) below. If you indicate a different name(s), your signature and a Signature Guarantee are required, and the Substitute Form W-9 on the reverse side must be completed by the new shareholder.


___________________________________________________________________________
NAME

___________________________________________________________________________
NAME (If Joint)

___________________________________________________________________________
ADDRESS

___________________________________________________________________________
CITY                         STATE                      ZIP

X__________________________________________________________________________
AUTHORIZED SIGNATURE(S)

PLACE MEDALLION
SIGNATURE GUARANTEE HERE: _________________________________________________



6.    SPECIAL DELIVERY INSTRUCTIONS
A Pacific Continental stock certificate or a check will be mailed to the person and address shown in Section 1 (or the person and address in Section 3, if completed) unless you indicate a different address below:


___________________________________________________________________________
NAME

___________________________________________________________________________
ADDRESS

___________________________________________________________________________
CITY                     STATE                    ZIP


7. You must complete this Substitute Form W-9 only if you complete Section 5 or if the tax identification number shown in Section 3 is incorrect or missing.

                      PAYOR: REGISTRAR AND TRANSFER COMPANY

                      SUBSTITUTE FORM W-9 DEPARTMENT OF THE
                        TREASURY INTERNAL REVENUE SERVICE

                   REQUEST FOR TAXPAYER IDENTIFICATION NUMBER
                               AND CERTIFICATION

                   GIVE FORM TO THE REQUESTER. DO NOT SEND TO
                                    THE IRS.

PLEASE PRINT OR TYPE

Name (if a joint account or you changed your name, see SPECIFIC INSTRUCTIONS on page _____): ____________________________________

Business name, if different from above (See Specific Instructions on page ____):
____________________________________

Check appropriate box: [ ] Individual/Sole proprietor [ ] Corporation
                       [ ] Partnership                [ ] Other


_______________________________________________
Address (number, street, and apt. or suite no.)


_______________________________________________
City, State, and ZIP code

Requester's name and address (optional):

_______________________________________________

List account number(s) here (optional)

_______________________________________________

PART I TAXPAYER IDENTIFICATION NUMBER (TIN)

Enter your TIN in the appropriate box. For individuals, this is your social security number (SSN). However, if you are a resident alien or a sole proprietor, see the enclosed IRS Instructions for Completing Substitute Form W-9. For other entities, it is your employer identification number (EIN). If you do not have a number, see HOW TO GET A TIN on page 2 of the IRS Instructions.

PART II

                         ______________________________
                             SOCIAL SECURITY NUMBER
                                       OR


                         ______________________________
                         EMPLOYER IDENTIFICATION NUMBER

For Payees Exempt from Backup Withholding (See the IRS Instructions on page 2)

NOTE: If the account is in more than one name, see the chart on page 3 of the IRS Instructions for guidelines on whose number to enter.

PART III CERTIFICATION

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
3.    I am a U.S. person (including a U.S. resident alien).

CERTIFICATION INSTRUCTIONS. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

SIGN HERE: ________________________________________           DATE: ___________